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                                                              EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
Nos. 333-21585, 333-23937, 333-39817 and 333-67881 of Lightbridge, Inc. on
Form S-8 of our report dated February 24, 1999, appearing in this Annual Report on Form 10-K of Lightbridge, Inc. for the year ended December 31, 1998.


Deloitte & Touche LLP
Boston, Massachusetts
March 30, 1999